================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                                  (UNAUDITED)


                                  FUND MANAGER
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
BOYAR ASSET MANAGEMENT, INC.                     INTEGRATED FUND SERVICES, INC.
     35 East 21st Street                                312 Walnut Street
     New York, NY 10010                                   P.O. Box 5354
       1.212.995.8300                               Cincinnati, OH 45201-5354
                                                         1.800.266.5566
================================================================================

                                        August 18, 2000

                                        ----------------------------------------
                                        "History has shown that whenever
                                        companies, no matter how great, get
                                        priced above 50 to 60 times earnings,
                                        Buyer Beware."
                                                                   Jeremy Siegel
                                                                  Wharton School
                                                      University of Pennsylvania
                                        ----------------------------------------


Dear Shareholder:

A LOOK BACK AT THE FIRST HALF
-----------------------------

|_| One thing that is clear is the stock market has rediscovered the quaint 20th Century notion of earnings. Even as investors remain wide-eyed about the possibilities of the Internet Age, their patience has begun to wear out for businesses that don't deliver.

|_| Risk is back, and has returned with a vengeance after a wild and wooly first half of the year. You have erased a good bit of the extremes of the dot-com foolishness. You had a full balloon that even a rusty pin could have popped.

|_| For the first six months of the current year all the leading indices with the exception of the Russell 2000 were in negative territory. But that doesn't tell the full story since most of the carnage occurred during the second quarter. For example, after reaching a record on March 10th or 5,048.62, the NASDAQ Composite fell 37.3% to 3,164.55 on May 23. Ultimately, the technology-heavy Composite finished at 3,966.1, down 606.72 or 13.3%, for the second quarter.

|_| Boyar Value Fund experienced favorable comparative results for the first six months of the current calendar year.

                 SIX MONTHS ENDED JUNE 30TH COMPARATIVE RESULTS
                 ----------------------------------------------

                             RUSSELL 2000    RUSSELL MIDCAP     RUSSELL 2000
           BOYAR VALUE FUND      INDEX            VALUE         VALUE INDEX
           ----------------      -----            -----         -----------

                +7.30%           +3.04%           -0.69%           +5.85%


ADDITIONAL THOUGHTS ABOUT THE QUARTER/WHERE DO WE GO FROM HERE?
---------------------------------------------------------------

|_| Although the NASDAQ has bounced back quite handsomely from its May 23rd low, valuations on a great many technology companies remain painfully high. True, many of these companies have retreated significantly from their March highs. The vast majority, however, are still trading at lofty multiples, far exceeding even the most optimistic growth rate. In fact, most of these companies are priced for perfection. So, let us assume they meet analysts' expectations during the next five years, and I will wager a good many won't, but let us assume they do - what kind of return can an investor capture during that time frame, if the business is already trading at more than 100 X current earnings? If you factor in the risk associated with such an investment one might conclude it's a fool's game.

|_| On the other hand, the recent rash of takeover activity, at significant premiums to what the businesses were trading for in the stock market prior to the offer, is usually a precursor to a better environment for value investing. Large premiums were recently paid for such old economy stocks as Paine Webber, Hussman, Wynn's International and Nabisco to name a few. We predict, in the not too distant future individual and institutional investors will take the cue from this burst of takeover activity and realize this bifurcated stock market has left a great many businesses blatantly undervalued. Furthermore, during the next five years the vast majority of old economy stocks will best the leading stock market indices, particularly the NASDAQ.

BOYAR VALUE FUND'S PHILOSOPHY AND GOALS:
----------------------------------------

|_| The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value.

|_| Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts earnings expectations.

|_| Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been eliminated.

|_| Over an investment time horizon of three to five years, we believe these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

|_| Utilizing this long-term "Buy and Hold" strategy allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

|_| Since Boyar Value Fund will buy equity positions in businesses regardless of their market capitalization it will be very difficult to compare its performance to a particular index. Our goal is to return to investors over a complete market cycle an absolute rate of return that is superior to the stock market's total return over the past 60 years which approximates 10.65%.

If you have any questions please do not hesitate to call (212) 995-8300 or visit our website: www.boyarvalue.com.
             ------------------

                                        Very truly yours,

                                        /s/ Mark A. Boyar

                                        Mark A. Boyar
                                        Chief Investment Officer

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2000
                                   (Unaudited)


ASSETS
     Investment securities:
         At acquisition cost                                         $2,783,151
                                                                     ==========
         At market value (Note 1)                                    $3,097,281
    Dividends receivable                                                  4,536
    Receivable from Adviser (Note 3)                                     12,038
    Organization expenses, net (Note 1)                                  50,378
    Other assets                                                         18,110
                                                                     ----------
         TOTAL ASSETS                                                 3,182,343
                                                                     ----------

LIABILITIES
    Payable to affiliates (Note 3)                                        4,200
    Other accrued expenses and liabilities                                7,471
                                                                     ----------
         TOTAL LIABILITIES                                               11,671
                                                                     ----------

NET ASSETS                                                           $3,170,672
                                                                     ==========

NET ASSETS CONSIST OF:
Paid-in capital                                                      $2,652,989
Undistributed net investment income                                         347
Accumulated net realized gains from security transactions               203,206
Net unrealized appreciation on investments                              314,130
                                                                     ----------
Net assets                                                           $3,170,672
                                                                     ==========

Shares of beneficial interest outstanding (1,000,000,000 shares
    authorized, $0.001 par value)                                       266,507
                                                                     ==========

Net asset value, and redemption price per share (Note 1)             $    11.90
                                                                     ==========

Maximum offering price per share (Note 1)                            $    12.53
                                                                     ==========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2000
                                   (Unaudited)


INVESTMENT INCOME
    Dividends                                                        $   30,543
                                                                     ----------

EXPENSES
    Accounting services fees (Note 3)                                    12,000
    Amortization of organization expenses (Note 1)                        8,890
    Insurance expense                                                     7,148
    Transfer agent fees (Note 3)                                          7,200
    Investment advisory fees (Note 3)                                     8,585
    Management fees (Note 3)                                              8,585
    Directors' fees and expenses                                          6,000
    Administrative services fees (Note 3)                                 6,000
    Custodian fees                                                        4,246
    Distribution expenses (Note 3)                                        4,286
    Shareholder report costs                                              1,130
    Postage and supplies                                                  2,843
    Registration fees                                                     2,595
    Professional fees                                                     2,000
    Other expenses                                                          271
                                                                     ----------
         TOTAL EXPENSES                                                  81,778
    Fees waived and expenses reimbursed (Note 3)                        (51,732)
                                                                     ----------
         NET EXPENSES                                                    30,046
                                                                     ----------

NET INVESTMENT INCOME                                                       497
                                                                     ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions                       228,784
    Net change in unrealized appreciation/
       depreciation on investments                                      (45,559)
                                                                     ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        183,225
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $  183,721
                                                                     ==========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                         Six Months        Year
                                                                           Ended           Ended
                                                                       June 30, 2000    December 31,
                                                                        (Unaudited)        1999
                                                                         ----------     ----------
FROM OPERATIONS
    Net investment income                                                $      497     $    5,136
    Net realized gains (losses) from security transactions                  228,784        (25,578)
    Net change in unrealized appreciation/depreciation on investments       (45,559)       372,929
                                                                         ----------     ----------
Net increase in net assets from operations                                  183,721        352,488
                                                                         ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income                                                 --           (5,285)
                                                                         ----------     ----------

FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                               499,807      2,466,134
    Net asset value of shares issued in
    reinvestment of distributions to shareholders                              --            5,072
    Payments for shares redeemed                                         (1,647,500)       (99,592)
                                                                         ----------     ----------
Net increase (decrease) in net assets from capital share transactions    (1,147,693)     2,371,615
                                                                         ----------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (963,971)     2,718,818

NET ASSETS
    Beginning of period (Note 1)                                          4,134,644      1,415,827
                                                                         ----------     ----------
    End of period                                                        $3,170,672     $4,134,644
                                                                         ==========     ==========

CAPITAL SHARE ACTIVITY
    Sold                                                                     45,401        236,006
    Reinvested                                                                 --              464
    Redeemed                                                               (151,732)        (9,266)
                                                                         ----------     ----------
    Net increase (decrease) in shares outstanding                          (106,331)       227,203
    Shares outstanding, beginning of period (Note 1)                        372,838        145,634
                                                                         ----------     ----------
    Shares outstanding, end of period                                       266,507        372,838
                                                                         ==========     ==========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS


                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                                       Six Months          Year            Period
                                                                          Ended            Ended            Ended
                                                                      June 30, 2000    December 31,     December 31,
                                                                       (Unaudited)         1999            1998(a)
                                                                      ------------     ------------     ------------

Net asset value at beginning of period                                $      11.09     $       9.72     $      10.00
                                                                      ------------     ------------     ------------

Income (loss) from investment operations:
    Net investment income                                                     --               0.01             0.03
    Net realized and unrealized gains (losses) on investments                 0.81             1.37            (0.28)
                                                                      ------------     ------------     ------------
Total from investment operations                                              0.81             1.38            (0.25)
                                                                      ------------     ------------     ------------


Less distributions:
    From net investment income                                                --              (0.01)           (0.03)
                                                                      ------------     ------------     ------------

Net asset value at end of period                                      $      11.90     $      11.09     $       9.72
                                                                      ============     ============     ============

Total return                                                             7.30% (d)            14.24%           (2.46%)(d)
                                                                      ============     ============     ============

Net assets at end of period                                           $  3,170,672     $  4,134,644     $  1,415,827
                                                                      ============     ============     ============

Ratio of net expenses to average net assets (b)                               1.75%(c)         1.75%(b)         1.75%(c)

Ratio of net investment income (loss) to average net assets                   0.03%(c)         0.15%(b)         0.66%(c)

Portfolio turnover rate                                                         25%(c)            8%               0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.

(b) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 4.77% (c), 5.28% and 13.19% (c) for the periods ended June 30, 2000, December 31, 1999 and 1998, respectively (Note
     3).

(c)  Annualized.

(d)  Not annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 2000
                                   (Unaudited)


                                                                        Market
    Shares                                                              Value
    ------                                                            ----------
             COMMON STOCKS - 81.1%
             CONSUMER, CYCLICAL - 53.9%
     1,836     Chris-Craft Industries, Inc. (a)                       $  121,290
     1,000     Dow Jones & Company, Inc.                                  73,250
     4,000     Dun & Bradstreet Corp.                                    114,500
    15,000     Hanover Direct, Inc.                                       23,437
    12,600     Hilton Hotels Corp.                                       118,125
       200     IMS Health, Inc.                                            3,600
     8,000     Mattel, Inc.                                              105,500
     1,500     Meredith Corp.                                             50,625
     3,100     Midas, Inc.                                                62,000
     4,000     Neiman Marcus Group, Inc. (The)                           120,750
    18,000     Pier 1 Imports, Inc.                                      175,500
     4,400     Playboy Enterprises, Inc. - Class B (a)                    56,650
     1,100     Reader's Digest Association, Inc. (The) - Class A          43,725
     7,000     Regis Corp.                                                87,500
    24,100     Spiegel, Inc. (a)                                         204,850
     2,000     The Walt Disney Co.                                        77,625
     1,000     Time Warner, Inc.                                          76,000
     3,200     Toys "R" Us, Inc. (a)                                      46,600
    10,000     Unapix Entertainment Inc.                                  13,125
     1,953     Viacom, Inc. Class B                                      133,170
                                                                      ----------
                                                                       1,707,822
                                                                      ----------

             CONSUMER, NON-CYCLICAL - 7.6%
     7,800     Cross (A.T.) Co. - Class A                                 38,513
     2,300     Seagram Company Ltd. (The)                                133,400
     5,600     Whitman Corp.                                              69,300
                                                                      ----------
                                                                         241,213
                                                                      ----------

             FINANCIAL SERVICES - 14.5%
     2,000     Bank One Corp.                                             53,125
       750     Chase Manhattan Corp. (The)                                34,547
     3,450     Citigroup, Inc.                                           207,863
     5,800     CoVest Bancshares, Inc.                                    60,900
     1,100     Lehman Brothers Holdings, Inc.                            104,019
                                                                      ----------
                                                                         460,454
                                                                      ----------

             INDUSTRIAL - 3.5%
     4,000     Diebold, Inc.                                             111,500
                                                                      ----------

             COMMON STOCKS - 81.1%
             TECHNOLOGY - 1.6%
     2,500     Xerox Corp.                                            $   51,875
                                                                      ----------

             TOTAL COMMON STOCKS (COST $2,258,734)                    $2,572,863
                                                                      ----------

             MONEY MARKET FUND - 16.5%
   524,417     Firstar Stellar Treasury Fund (Cost $524,417)          $  524,417
                                                                      ----------

             TOTAL INVESTMENT SECURITIES - 97.6% (COST $2,783,151)    $3,097,281

             OTHER ASSETS IN EXCESS OF LIABILITIES - 2.4%                 73,391
                                                                      ----------

             NET ASSETS - 100.0%                                      $3,170,672
                                                                      ==========

(a)  Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000

                                   (Unaudited)


1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the 1940
Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000

                                   (Unaudited)


Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of June 30, 2000, based upon a federal income tax cost of portfolio investments of $2,783,151, the Fund had net unrealized appreciation of $314,130, consisting of $514,410 of gross unrealized appreciation and $200,280 of gross unrealized depreciation.

As of December 31, 1999 the Boyar Value Fund had a capital loss carryforward for federal income tax purposes of $25,578,which expires on December 31, 2007. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $346,896 and $1,008,777, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000

                                   (Unaudited)


Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

The Manager currently intends to waive its management fees and reimburse other operating expenses of the Fund, and the Adviser currently intends to waive its investment advisory fees, to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $8,585 and reimbursed the Fund for $30,276 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $8,585 for the six months ended June 30, 2000.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement between the Fund and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and IFS, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000

                                   (Unaudited)


shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement between the Fund and IFS, IFS calculates the daily net asset per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as a distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the six months ended June 30, 2000, the Fund incurred and subsequently waived $4,286 of distribution expenses under the Plan.